                                                                   Exhibit 10.18

                   BOISE CASCADE OFFICE PRODUCTS CORPORATION
                        KEY EXECUTIVE PERFORMANCE PLAN

                             1999 Payout Criteria
                             --------------------

                         PAYOUT AS A PERCENT OF SALARY

  Financial
 Improvement                    CEO          SVP             VP
 -----------                    ---          ---             --
($57,988,000)                   0.0%          0.0%          0.0%
($23,037,000)                  14.5%         11.1%          8.9%
 $11,963,000                   79.5%         61.1%         48.9%
 $11,963,001                  109.5%         84.3%         67.4%
 $46,963,000                  131.2%        100.9%         80.7%

 .    For Financial Improvement in excess of $47 million, the payout increases proportionally to the increase from $12 million to $47 million.

 .    The payout is interpolated on a straight line for Financial Improvement not shown in the table.

 .    Financial Improvement is measured by calculating the company's economic value added.

Economic Value Added  =  Net Operating Profit Before Tax - Capital Charge

Net Operating Profit
Before Tax (NOPBT)*   =  Income from operating assets
                         + Imputed interest of capitalized lease obligations
                         - Amortization of restructuring losses

* Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge        =  Capital x 16%

Capital**             =  Operating Capital
                         +  Imputed capital value of lease obligations
                         -  Gain from the sale of assets
                         +  Unamortized restructuring losses

** Nonrecurring and nonoperating losses do not affect Operating Capital. There may be adjustments to Operating Capital for strategic investments while they are under construction and up to two additional years subject to approval by the Compensation Committee of the Board.

                   BOISE CASCADE OFFICE PRODUCTS CORPORATION
                         KEY EXECUTIVE PERFORMANCE PLAN

                              2000 Payout Criteria
                              --------------------

                         PAYOUT AS A PERCENT OF SALARY

  Financial
 Improvement                    CEO          SVP             VP
 -----------                    ---          ---             --
($36,651,500)                   0.0%         0.0%           0.0%
($25,000,000)                   7.2%         5.5%           4.4%
 $14,514,000                   80.6%        62.0%          49.6%
 $14,514,001                  107.5%        82.7%          66.2%
 $34,514,000                  129.2%        99.4%          79.5%

 .    For Financial Improvement in excess of $34 million, the payout increases proportionally to the increase from $14 million to $34 million.

 .    The payout is interpolated on a straight line for Financial Improvement not shown in the table.

 .    Financial Improvement is measured by calculating the company's economic value added.

Economic Value Added  =  Net Operating Profit Before Tax - Capital Charge

Net Operating Profit
Before Tax (NOPBT)*   =  Income from operating assets
                         + Imputed interest of capitalized lease obligations
                         - Amortization of restructuring losses

* Unusual nonrecurring and nonoperating income or expense items do not affect NOPBT

Capital Charge        =  Capital x 16%

Capital**             =  Operating Capital
                         + Imputed capital value of lease obligations
                         - Gain from the sale of assets
                         + Unamortized restructuring losses

** Nonrecurring and nonoperating losses do not affect Operating Capital. There may be adjustments to Operating Capital for strategic investments while they are under construction and up to two additional years subject to approval by the Compensation Committee of the Board.